                                                                   EXHIBIT 10.12


                                     PCA LLC
                                PCA Finance Corp.

                          11.875% Senior Notes due 2009

                      unconditionally guaranteed as to the
                         payment of principal, premium,
                             if any, and interest by

               the Guarantors listed on the signature pages hereof

                                   ----------

                               Purchase Agreement

                                                                   June 20, 2002


Goldman, Sachs & Co.,
Banc of America Securities LLC
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

         PCA LLC, a Delaware limited liability company ("PCA"), and PCA Finance Corp. ("PCA Finance" and, together with PCA, the "Companies") propose, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") $165,000,000 aggregate principal amount of 11.875% Senior Notes due 2009 of the Companies (the "Notes"). The Notes will be entitled to the benefit of guarantees (the "Guarantees" and, together with the Notes, the "Securities") by PCA International, Inc., a North Carolina corporation ("Parent"), and the subsidiaries of PCA listed on the signature pages hereof (the "Guarantors" and, together with the Companies, the "Issuers").

         1. The Issuers, jointly and severally, represent and warrant to, and agree with, the Purchasers that:

                  (a) A preliminary offering circular, dated June 10, 2002 (the "Preliminary Offering Circular"), and an offering circular, dated June 20, 2002 (the "Offering Circular"), have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 5(f)) furnished by the Issuers prior to the completion of the distribution of the Securities. The Preliminary Offering Circular and the Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates or as of the Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions relating to a Purchaser made in reliance upon and in conformity with information furnished in writing to the Companies by such Purchaser through Goldman, Sachs & Co. expressly for use therein.

                  (b) Neither Parent nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or long-term debt of Parent or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of Parent and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Circular.

                  (c) Parent and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by Parent and its subsidiaries; and any real property and buildings held under lease by Parent and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Parent and its subsidiaries.

                  (d) Parent and each of its subsidiaries has been duly incorporated or, in the case of subsidiaries that are not corporations, duly formed, and is validly existing in good standing under the laws of the jurisdiction of its incorporation or formation (to the extent the concept of good standing is applicable in the relevant jurisdiction), with corporate, limited liability company or limited partnership power and authority to own its properties and conduct its business as described in the Offering Circular, except for any failure to be in good standing or have such power and authority that would not, individually or in the aggregate, have a material adverse effect on the financial position, shareholders' equity, business prospects or results of operations of Parent and its subsidiaries, taken as a whole (a "Material Adverse Effect"). Parent and each of its subsidiaries has been duly qualified as a foreign corporation or partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a Material Adverse Effect.

                  (e) Each of Parent and PCA has an authorized capitalization as set forth in the Offering Circular under the caption "Capitalization", and all of the issued shares


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


         of capital stock of Parent have been duly and validly authorized and issued and are fully paid and non-assessable. All of the issued shares of capital stock, partnership interests or limited liability company interests of PCA and each of its subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable (except for partnership interests of general partners) and, except as set forth in the Offering Circular and except for one share of each of PCA of Mexico, S.A. de C.V. and American Studios de Mexico, S.A. de C.V. which, in each case, is owned by third parties due to requirements of Mexican law, are owned directly or indirectly by Parent (in the case of PCA) or PCA (in the case of each of PCA's subsidiaries), free and clear of all liens, encumbrances, equities or claims. Except as set forth in the Offering Circular, the Companies have no direct or indirect subsidiaries other than the Guarantors and dormant subsidiaries that have no operations or assets, and the Companies do not own, directly or indirectly, any equity or ownership interest in any entity other than their respective subsidiaries.

                  (f) The Securities have been duly authorized by the Issuers and, when duly executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Issuers entitled to the benefits provided by the indenture to be dated as of June 27, 2002 (the "Indenture") among the Issuers and The Bank of New York, as trustee (the "Trustee"), under which they are to be issued and enforceable against the Issuers in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general principles of equity (whether considered in a proceeding in equity or at law). The Indenture has been duly authorized by the Issuers and, when executed and delivered by the Issuers, the Indenture will constitute a valid and legally binding obligation of the Issuers, enforceable against the Issuers in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general principles of equity (whether considered in a proceeding in equity or at law). The Securities and the Indenture will conform to the descriptions thereof in the Offering Circular in all material respects.

                  (g) The Exchange and Registration Rights Agreement, dated the date hereof, among the Issuers and the Purchasers (the "Exchange and Registration Rights Agreement") has been duly authorized, executed and delivered by each of the Issuers and constitutes a valid and legally binding obligation of each of the Issuers, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general principles of equity (whether considered in a proceeding in equity or at law) and except as rights of indemnification and contribution may be limited under applicable law.

                  (h) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

                  (i) Prior to the date hereof, neither Parent nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of any Issuer in connection with the offering of the Securities.

                  (j) The issue and sale of the Securities and the compliance by the Issuers with all of the provisions of the Securities, the Indenture, the Exchange and Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries is bound or to which any of the property or assets of Parent or any of its subsidiaries is subject, (ii) violate any provision of the certificate of incorporation or by-laws or similar governing document of Parent or any of its subsidiaries or (iii) violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Parent or any of its subsidiaries or any of their properties, except in the case of clause (i) or (iii) for any such conflict, breach, violation or default which would not have a Material Adverse Effect or adversely affect the ability of the Issuers to consummate the transactions contemplated hereby. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Issuers of the transactions contemplated by this Agreement, the Exchange and Registration Rights Agreement or the Indenture, except (x) in the case of performance of the Exchange and Registration Rights Agreement, for the filing of a registration statement by the Issuers with the Securities and Exchange Commission (the "Commission") pursuant to the United States Securities Act of 1933, as amended (the "Act"), (y) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers and (z) such consents, approvals, authorizations, orders, registrations and qualifications that will have been obtained at or prior to the Time of Delivery.

                  (k) Neither Parent nor any of its subsidiaries is (i) in violation of its certificate of incorporation or by-laws or, in the case of subsidiaries that are not corporations, other similar governing documents or (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of this clause (ii), for any such violation or default which would not have a Material Adverse Effect or adversely affect the ability of the Issuers to consummate the transactions contemplated hereby.

                  (l) The statements set forth in the Offering Circular under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Securities and the Exchange and Registration Rights Agreement, and under the captions "Description of Certain Indebtedness," "Business -- Governmental Regulations," "Business -- Licenses, Trademarks and Patents," "Management -- Employment and Severance Arrangements," "Management -- Management Stock Option Plan," "Certain Relationships and Related Party Transactions," "Certain U.S. Federal Income Tax Considerations" and "Underwriting," insofar as they purport to describe the provisions of the laws, documents and legal matters referred to therein, are accurate, complete and fair.

                  (m) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which Parent or any of its subsidiaries is a party or of which any property of Parent or any of its subsidiaries is the subject, other than proceedings that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Other than as set forth in the Offering Circular, to the best of the Issuers' knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (n) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Issuers which are listed on a national securities exchange registered under
         Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (o) Neither Parent nor any of its subsidiaries is, nor after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in Offering Circular will be, an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (p) Neither the Companies nor any person acting on their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Companies, any affiliate of the Companies and any person acting on their behalf have complied with and will implement the "offering restrictions" within the meaning of such Rule 902; provided, however, that no representation or warranty is made as to any actions taken by or on behalf of the Purchasers.

                  (q) Within the preceding six months, neither the Companies nor any other person acting on behalf of the Companies has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Companies will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Companies, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Companies by Goldman, Sachs & Co.), is made under


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

         restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act.

                  (r) Neither the Companies nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

                  (s) The financial statements included in the Offering Circular present fairly, in all material respects, the financial position of Parent and PCA and its consolidated subsidiaries as of the dates shown and their results of operations, changes in shareholders' equity and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis. The information set forth under the captions "Offering Circular Summary-- Summary Consolidated Financial and Operating Data" and "Selected Historical Consolidated Financial and Operating Data" included in the Offering Circular fairly presents, in all material respects, the information set forth therein on a basis consistent with that of the audited financial statements of Parent. The ratios of earnings to fixed charges set forth in the Offering Circular under the captions "Offering Circular Summary-Summary Consolidated Financial and Operating Data" and "Selected Historical Consolidated Financial and Operating Data" have been calculated in compliance with item 503(d) of Regulation S-K.

                  (t) Each of Deloitte & Touche LLP and KPMG LLP, who have certified certain financial statements of Parent and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                  (u) Parent and its subsidiaries possess all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and have made all declarations and filings with, all federal, state, local and other governmental authorities, and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as now or proposed to be conducted as set forth in the Offering Circular ("Permits"), except where the failure to obtain such Permits (by possession, declaration or filing) would not, individually or in the aggregate, have a Material Adverse Effect.

                  (v) Except as described in the Offering Circular or as would not, individually or in the aggregate, have a Material Adverse Effect,
         (A) Parent and each of its subsidiaries is in compliance with and not subject to any known liability under applicable Environmental Laws (as defined below), (B) Parent and each of its subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has, and is in compliance with, all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or, to the best knowledge of the Issuers, investigation, proceeding, notice or demand letter or request for information pending or, to the best knowledge of the Issuers, threatened against Parent or any of its subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by Parent or any of its subsidiaries, (E) none of Parent or any of its subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law and (F) except as disclosed in or contemplated by the Offering Circular, no property or facility of Parent or any of its subsidiaries is (i) listed or, to the best knowledge of the Issuers, proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

                  For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, provincial, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata),
         (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and aboveground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

                  (w) There is no strike or material labor dispute, slowdown or work stoppage with the employees of Parent or any of its subsidiaries which is pending or, to the best knowledge of the Companies, threatened.

                  (x) Each of Parent and its subsidiaries carries insurance (including self-insurance, if any) in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties.

                  (y) Except as described in the Offering Circular, neither Parent nor any of its subsidiaries has incurred any liability for any prohibited transaction or accum lated funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which Parent or any of its subsidiaries makes or ever has made a contribution and in which any employee of Parent or any such subsidiary is or has ever been a participant, which would, individually or in the aggregate, have a Material Adverse Effect. With respect to such plans, each of Parent and its subsidiaries is in compliance in all respects with all applicable provisions of ERISA, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.


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                  (z) Assuming that the representations and warranties of the
         Purchasers contained in Section 3 and Annex I are true and correct and that each Purchaser complies with its agreements contained in Section 3 and Annex I, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers or the reoffer and resale by the Purchasers in the manner contemplated by this Agreement and the Offering Circular to register the Securities under the Act or to qualify the Indenture in respect of the Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (aa) The representations and warranties in the purchase agreement(s) relating to the senior subordinated discount notes of Parent being issued at the Time of Delivery (the "Parent Senior Subordinated Notes") and the senior subordinated notes of PCA being issued at the Time of Delivery (the "Opco Senior Subordinated Notes") and in the new credit facility being entered into at the Time of Delivery (the "New Credit Facility") are true and correct.

                  2. Subject to the terms and conditions herein set forth, the Companies agree to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Companies, at a purchase price of 95.218% of the principal amount thereof, plus accrued interest, if any, from June 27, 2002 to the Time of Delivery (as defined below), the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto.

                  3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for resale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with, the Companies that:

                  (a) It has solicited offers from and offered the Securities only to, and will solicit offers from or offer, sell and deliver the Securities only to: (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement.

                  (b) It is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Act.

                  (c) It has not solicited offers or offered the Securities by, and will not solicit offers or offer or sell the Securities by, any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

                  4. (a) The Securities to be purchased by each Purchaser hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Companies, shall be delivered by or on behalf of the Companies to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by

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wire transfer, payable to the order of the Companies in Federal (same day)
funds. The Companies will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Companies with DTC or its designated custodian. The Companies will deliver the Securities to Goldman, Sachs & Co. by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on June 27, 2002 or such other time and date as Goldman, Sachs & Co. and the Companies may agree upon in writing. Such time and date are herein called the "Time of Delivery".

                  (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(h) hereof, will be delivered at such time and date at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 12:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

                  5. The Issuers, jointly and severally, agree with each of the
         Purchasers:

                  (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice by the Companies of their proposed amendment or supplement; and to furnish you with copies thereof.

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith no Issuer shall be required to qualify as a foreign corporation or a dealer in securities or to file a general consent to service of process in any jurisdiction or subject itself to taxation in any such jurisdiction if it is not so subject.

                  (c) To furnish each of the Purchasers with two copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Companies with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional con-formed copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or legally advisable in the opinion of counsel during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance.

                  (d) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of any Issuer that are substantially similar to the Securities.

                  (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (f) At any time when the Companies are not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act.

                  (g) To use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.

                  (h) During a period of five years from the date of the Offering Circular, to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of either of the Companies is listed; and
         (ii) such additional information furnished by the Companies to the Trustee or to the holders of the Securities pursuant to the Indenture or the Trust Indenture Act.

                  (i) The Companies will not, and will not permit any of their "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

                  (j) To use the net proceeds received from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds."

                           (k) To continue to use all commercially reasonable
                  efforts to cause all assets (including contracts) of Parent to be transferred or assigned to PCA as soon as practicable.

                  6. The Issuers, jointly and severally, covenant and agree with the several Purchasers to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuers' counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iii) any fees charged by securities rating services for rating the Securities; (iv) the cost of preparing the Securities; (v) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vi) any cost incurred in connection with the designation of the Securities for trading in PORTAL; (vii) the reasonable cost of printing or producing this Agreement, the Indenture, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering purchase, sale and delivery of the Securities; and (viii) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

                  7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuers herein are, at and as of the Time of Delivery, true and correct, the condition that the Issuers shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

                           (a) Cahill Gordon & Reindel, counsel for the
                  Purchasers, shall have furnished to you its opinion or opinions, dated the Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                           (b) At the Time of Delivery:

                                    (i) Paul, Weiss, Rifkind, Wharton &
                  Garrison, counsel for the Issuers, shall have furnished to you its written opinion, dated the Time of Delivery, in the form attached hereto as Annex III-A;

                                    (ii) Robinson, Bradshaw & Hinson, P.A.,
                  special North Carolina counsel for the Issuers, shall have furnished to you its written opinion, dated the Time of Delivery, in the form attached hereto as Annex III-B;

                                    (iii) J. Robert Wren, legal counsel of the
                  Issuers, shall have furnished to you his written opinion, dated the Time of Delivery, in the form attached hereto as Annex III-C;

                                    (iv) Thompson & Knight LLP, special Texas
                  counsel for the Issuers, shall have furnished to you its written opinion, dated the Time of Delivery, in the form attached hereto as Annex III-D; and

                  (v) The Purchasers shall have received a copy of each legal opinion delivered in connection with the issuance of the Parent Senior Subordinated Notes, the Opco Senior Subordinated Notes and the New Credit Facility, and letters entitling the Purchasers to rely on each such opinion as if such opinion were addressed to the Purchasers.

                  (c) On the date of the Offering Circular prior to the execution of this Agreement, and also at the Time of Delivery, Deloitte & Touche LLP shall have furnished to you letters, dated the respective dates of delivery thereof, substantially in the form attached hereto as Annex II, and otherwise satisfactory in form and substance to you. On the date of the Offering Circular prior to the execution of this Agreement, KPMG LLP shall have furnished to you a letter, dated the date of delivery thereof, to the effect of the statements set forth in paragraphs (i) and (ii) of Annex II and otherwise satisfactory in form and substance to you.

                  (d) (i) Neither Parent nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of Parent or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of Parent and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Goldman, Sachs & Co. so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular.

                  (e) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded any debt or preferred stock of Parent or any of its subsidiaries by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt or preferred stock of Parent or any of its subsidiaries.

                  (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, Nasdaq or in the over-the-counter market; (ii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance service in the United States; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (iv) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iii) or
         (iv) in the judgment of Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular.

                  (g) The Securities have been designated for trading on PORTAL.

                  (h) The Companies shall have furnished or caused to be furnished to you at the Time of Delivery a certificate of the Chief Executive Officer and the Chief Financial Officer of the Companies satisfactory to you as to the accuracy of the representations and warranties of the Issuers herein at and as of such Time of Delivery, as to the performance by the Issuers of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (d) and (e) of this Section and as to such other matters as you may reasonably request.

                  (i) Since the date hereof, the Companies shall not have made any amendment or supplement to the Offering Circular other than any such amendment or supplement which has been provided to the Purchasers and to which the Purchasers have not objected.

                  (j) As of the Time of Delivery, Parent shall have repaid all loans outstanding under and terminated all commitments pursuant to the Bridge Loan Agreement dated as of August 25, 1998 among Parent, as borrower, the guarantors listed on the signature pages thereto, the lenders named therein and NationsBridge, L.L.C., as administrative agent, as amended.

                  (k) As of the Time of Delivery, Parent shall have repaid all loans outstanding under and terminated all commitments pursuant to the Credit Agreement dated as of August 25, 1998 among Parent, as borrower, the guarantors party thereto, the lenders party thereto and NationsBank, N.A., as agent, as amended.

                  (l) As of the Time of Delivery, PCA shall have entered into the New Credit Facility, on the terms set forth in the Offering Circular and have satisfied all conditions precedent to borrowing thereunder.

                  (m) As of the Time of Delivery, the Purchasers shall have received the Exchange and Registration Rights Agreement executed by the Issuers and such agreement shall be in full force and effect at all times from and after the Time of Delivery.

                  (n) As of the Time of Delivery, Parent and the Issuers shall have consummated the transactions described in the Offering Circular under the caption "Offering Circular Summary-The Transactions" on the terms set forth therein.

                  (o) As of the Time of Delivery, all conditions precedent relating to the issuance and sale of the Parent Senior Subordinated Notes and the Opco Senior Subordinated Notes shall be satisfied and the consummation thereof shall have occurred prior to, or shall occur substantially simultaneous with, the issuance of the Notes.

                  8. (a) The Issuers, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuers shall not be liable to any Purchaser in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission related to such Purchaser and made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Companies by such Purchaser through Goldman, Sachs & Co. expressly for use therein.

                  (b) Each Purchaser will indemnify and hold harmless each Issuer against any losses, claims, damages or liabilities to which such Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission related to such Purchaser and was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Companies by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse each Issuer for any legal or other expenses reasonably incurred by such Issuer in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such reasonable fees and expenses shall be reimbursed as they are incurred upon presentation of a statement or statements thereof in reasonable detail and subject to an undertaking to return such amounts if it is determined that such party is not entitled to indemnification under this Agreement in respect of such matter. In the event that the indemnifying party does not elect to assume the defense in such proceeding or proceedings, such firm shall be designated in writing by Goldman Sachs & Co., in the case of parties indemnified pursuant to
Section 8(a), and by the Issuers, in the case of parties indemnified pursuant to
Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability covered by Section 8(a) or 8(b), as applicable, by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not per-mitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

                  (e) The obligations of the Issuers under this Section 8 shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuers and to each person, if any, who controls the Issuers within the meaning of the Act.

                  9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Companies shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Companies that you have so arranged for the purchase of such Securities, or the Companies notify you that they have so arranged for the purchase of such Se-
         curities, you or the Companies shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Companies agree to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Companies as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Companies shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Companies as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Companies shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Companies, except for the expenses to be borne by the Companies and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

                  10. The respective indemnities, agreements, representations, warranties and other statements of the Issuers and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or any Issuer, or any officer or director or controlling person of any Issuer, and shall survive delivery of and payment for the Securities.

                  11. If for any reason, the Securities are not delivered by or on behalf of the Issuers as provided herein, the Issuers, jointly and severally, agree to reimburse the Purchasers for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Issuers shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

                  12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you, Goldman, Sachs & Co., at 85 Broad Street, New York, New York 10004, Attention:
         Registration Department, with a copy to William M. Hartnett, Esq., Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005; and if to the Issuers shall be delivered or sent by mail, telex or facsimile transmission to the address of the Companies set forth in the Offering Circular, Attention: Secretary, with a copy to Richard S. Borisoff, Esq., Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York, 10019. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Issuers and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Issuers and each person who controls any Issuer or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

                  14. Time shall be of the essence of this Agreement.

                  15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and each of the Issuers.

                             Very truly yours,

                             PCA LLC
                             PCA Finance Corp.


                             By:    /s/ Barry J. Feld
                                    --------------------------------------------
                                    Name:     Barry J. Feld
                                    Title:    President and CEO


                             Guarantors:

                             PCA International, Inc.
                             American Studios, Inc.

                             PCA National LLC

                             PCA Photo Corporation of Canada, Inc.
                             Photo Corporation of America

                             By:    /s/ Barry J. Feld
                                 -----------------------------------------------
                                 Name:     Barry J. Feld
                                 Title:    President and CEO


                             PCA National of Texas LP

                                 By:  PCA National LLC,
                                     its general partner


                                 By:  /s/ Barry J. Feld
                                     -------------------------------------------
                                     Name: Barry J. Feld
                                     Title: President and CEO

Accepted as of the date hereof:

Goldman, Sachs & Co.
Banc of America Securities LLC


By:  GOLDMAN, SACHS & Co.


/s/ Goldman, Sachs & Co.
------------------------------------
   (Goldman, Sachs & Co.)

                                   SCHEDULE I

                                                                    Principal
                                                                    Amount of
                                                                    Securities
                                                                       to be
                                           Purchaser                Purchased
                                           ---------                ---------

Goldman, Sachs & Co.                                              $107,250,000
Banc of America Securities LLC                                     $57,750,000

                                                             -------------------
                   Total                                          $165,000,000
                                                            ====================